                                                                   EXHIBIT 10.67

                                AMENDMENT NO. 5

            THIS AMENDMENT NO. 5 TO THE RECEIVABLES TRANSFER AGREEMENT (the
"Amendment") is entered into as of December 31, 2005 by and among Nalco
Receivables LLC, as transferor (the "Transferor"), Nalco Company ("NALCO" and together with the Transferor, the "Nalco Parties"), as Collection Agent, Park
Avenue Receivables Company, LLC, as a CP Issuer and JPMorgan Chase Bank, N.A.,
as a Funding Agent, an APA Bank and as Administrative Agent. Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the RTA (defined below).

                             PRELIMINARY STATEMENTS

            A.    The Transferor, NALCO, the Transferees, the Funding Agent and
the Administrative Agent are parties to that certain Receivables Transfer
Agreement among the parties referred to above dated as of June 25, 2004, as amended by (i) Waiver and Amendment No. 1 among the parties referred to above entered into as of March 30, 2005, (ii) Amendment No. 2 among the parties referred to above entered into as of June 30, 2005, (iii) Amendment No. 3 among the parties referred to above entered into as of September 30, 2005, and (iv)
Amendment No. 4 among the parties referred to above entered into as of December
31, 2005 (the "RTA").

            B.    The Transferor has requested an amendment of certain
provisions of the RTA.

            C.    The Transferees, the Funding Agents, the Required APA Banks
and the Administrative Agent have agreed to such request on and subject to the terms and conditions hereinafter set forth.

            D.    JPMorgan Chase Bank, N.A. is the only APA Bank as of the date hereof and constitutes the Required APA Banks.

            NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1.    Accuracy of Preliminary Statements. The parties agree that the foregoing Preliminary Statements are true and correct in all respects.

            2.    Amendments. Section 7.1(l) and Section 7.1(m) of the RTA are
hereby amended to read in their entirety as follows:

            "(l)  the average Default Ratio for the three (3) preceding Monthly
      Settlement Periods exceeds 2.65% (except 3.75% in the case of each of the
      Monthly Settlement Periods ending on the last day of each month from and including March, 2005 to and including February, 2006); or"

            "(m)  the average Delinquency Ratio for the three (3) preceding
      Monthly Settlement Periods exceeds 5.80% (except 8.50% in the case of each of the Monthly Settlement Periods ending on the last day of each month from and including March, 2005 to and including February, 2006); or"

            3.    Condition Precedent. This Amendment shall become effective and be deemed effective as of the date first above written (the "Effective Date")
upon receipt by the Administrative Agent of an executed counterpart of this
Amendment from each of the parties hereto.

            4.    Covenants, Representations and Warranties of the Nalco
Parties.

            (a)   On the Effective Date, each of the Nalco Parties hereby
reaffirms all covenants, representations and warranties made by such Nalco Party in the RTA, to the extent the same are not modified hereby and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the Effective Date.

            (b)   Each of the Nalco Parties hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of such Nalco
Party, enforceable against such Nalco Party in accordance with its terms. The execution, delivery and performance by each Nalco Party of this Amendment: (i)
are within such Nalco Party's power; (ii) have been duly authorized by all necessary or proper corporate action; (iii) are not in contravention of any provision of such Nalco Party's certificate of incorporation, bylaws or other organizational documents; (iv) will not violate any law applicable to such Nalco
Party; (v) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Nalco Party is a party or by which such Nalco Party or any of its respective property is bound; (vi) will not result in the creation or imposition of any lien upon any of the property of such Nalco Party; and (vii) do not require the consent or approval of any governmental authority or any other
Person, except those which were duly obtained, made or complied with prior to the Effective Date.

            5.    Reference to and Effect on the RTA.

            (a)   On the Effective Date, each reference in the RTA and in each of the other Transaction Documents to "this Agreement," "hereunder," "hereof,"
"herein," or words of like import shall mean and be a reference to the RTA as modified hereby, and each reference to the RTA in any other document, instrument or agreement executed and/or delivered in connection with the RTA shall mean and be a reference to the RTA as modified hereby.

            (b)   Except as specifically modified hereby, the RTA, each of the other Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

            (c)   Except as expressly provided in Section 2 hereof, the
execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Transferees, the Funding Agents or the Administrative Agent under the RTA or any of the

other Transaction Documents, nor constitute a waiver of, amendment of, consent to or other modification of any other term, provision, Termination Event, or of any term or provision of any other Transaction Document, or of any transaction or further or future action of the Transferor which would require the consent of the Transferees, the Funding Agents or the Administrative Agent under the RTA.
Without limiting the generality of the foregoing, the execution, delivery and effectiveness of this Amendment shall not entitle the Transferor to a waiver of any existing or hereafter arising Termination Event, nor shall the execution and delivery of this Amendment by the Transferees, the Funding Agents or the
Administrative Agent establish a course of dealing among the Transferees, the
Funding Agents, the Administrative Agent and the Transferor or in any other way obligate the Transferees, the Funding Agents or the Administrative Agent to
hereafter provide any waiver or extension to the Transferor for the payment or performance by the Transferor of its obligations under the RTA and the
Transaction Documents prior to the enforcement by the Transferees, the Funding
Agents and the Administrative Agent of any of their respective rights and remedies under the RTA and the other Transaction Documents.

            6.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            7.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

            8.    Headings. Section headings in this Amendment are included
herein for convenience or reference only and shall not constitute a part of this
Amendment for any other purpose.

                             SIGNATURE PAGE FOLLOWS

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereto duly authorized as of the date first written above.

                             NALCO RECEIVABLES LLC,
                             as Transferor

                             By: /s/ Susan F. Buchanan
                                 Name:      Susan F. Buchanan
                                 Title:     Assistant Treasurer

                             NALCO COMPANY, as Collection Agent

                             By: /s/ Susan F. Buchanan
                                 Name:      Susan F. Buchanan
                                 Title:     Assistant Treasurer

                             PARK AVENUE RECEIVABLES COMPANY, LLC

                             By: JPMorgan Chase Bank, N.A., as attorney-in-fact

                             By: /s/ Brian J. Zimmer
                                 Name:      Brian J. Zimmer
                                 Title:     Vice President

                             JPMORGAN CHASE BANK, N.A., as an APA Bank,
                             a Funding Agent and as Administrative Agent

                             By: /s/ Brian J. Zimmer
                                 Name:      Brian J. Zimmer
                                 Title:     Vice President